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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2005

PHH MORTGAGE CAPITAL LLC

                            PHH MORTGAGE CAPITAL LLC
                            ------------------------
             (Exact name of registrant as specified in its charter)

       DELAWARE                       333-110192                52-233-8856
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
of Formation)                         File Number)           Identification No.)

3000 Leadenhall Road                                        08054
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Mount Laurel, New Jersey                                 (Zip Code)

(Address of Principal
Executive Offices)

      Registrant's telephone number, including area code, is (856) 917-6200


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01.  OTHER EVENTS.

         On February 24, 2005, Cendant Mortgage Capital LLC changed its name to PHH Mortgage Capital LLC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      PHH MORTGAGE CAPITAL LLC

                                      By: /s/ Richard Bradfield
                                          ------------------------------
                                      Name:   Richard Bradfield
                                      Title:  Vice President


Dated: February 28, 2005